================================================================================
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                             New America Growth Fund
--------------------------------------------------------------------------------
                                December 31, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
NEW AMERICA GROWTH FUND
-----------------------
     * Stocks surged to new records in 1999, but market leadership remained narrow, with technology and telecom stocks generating most of the gains.
     * While the fund's overall 1999 performance was respectable, results lagged our benchmarks primarily due to a weak second half.
     * Performance was hampered by our historic underweighting in pure-play technology stocks, though a number of our media and telecom holdings scored big gains.
     * Our portfolio of solid growth companies with recurring revenues and attractive valuations should perform better once market participation broadens.
================================================================================
UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

================================================================================
FELLOW SHAREHOLDERS
-------------------
     While 1999 will be recalled as the continuation of a strong bull market, it should also be remembered as the year of the technology stock. We spoke in the last report about the narrowness of the market in the first half of the year, and this only intensified in the second half. While the Standard & Poor's 500 Stock Index gained 7.7% in the six months ended December 31, the technology-laden Nasdaq Composite rose 51.5% in the same period, following a gain of "only" 22.5% in the first half. Internet-related stocks rose significantly more than the overall Nasdaq index. While this might suggest a broadly exuberant market, in fact, about half of all stocks had negative returns for the year.

================================================================================
    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 12/31/99          6 Months      12 Months
    ----------------------          --------      ---------
    New America Growth Fund           1.63%          12.76%
    -------------------------------------------------------
    S&P 500                           7.71           21.04
    -------------------------------------------------------
    Lipper Growth Funds Average      15.57           29.27
    -------------------------------------------------------
================================================================================

     The New America Growth Fund could not keep pace with the unmanaged S&P 500 Index and the average growth mutual fund in such a narrow market. While we had hoped for a broadening of the market into mid-sized and non-technology companies, this did not occur. The New America Growth Fund has always invested in a broad range of mid- and large-capitalization growth stocks. As such, it typically has had the advantage of a wider set of investment opportunities than the average growth fund. In general, over the last 15 years, this has benefited shareholders. More recently, the best gains have not been found in mid-cap stocks but primarily in the largest, in spite of significantly more attractive valuations in mid-caps. The S&P MidCap Index rose 14.72% in 1999, more in line with your fund's return. We believe that the ability to invest across the capitalization spectrum will benefit shareholders in the long run. (Capitalization is a measure of the size of a company, and is defined by the company's stock price multiplied by shares outstanding.)

     The other primary reason the New America Growth Fund has underperformed recently is that it has not historically invested heavily in technology stocks. The fund was established in 1985 on the premise that the "new America" was moving from a manufacturing to a service economy, and therefore the fund would focus primarily on service companies. We still believe this premise is true, and we will continue to look for companies with a high degree of recurring revenues (as opposed to one-time revenues such as manufacturers typically rely on and receive only when they make a new sale). However, we have spent significant time attempting to redefine the new "new America" and how your fund should adapt. It is hard to deny technology's impact on our economy: it is the primary enabler of our strong economic growth without the inflation that generally accompanies such long periods of prosperity. Technology is also the largest component of the S&P 500, at approximately 30%. Furthermore, the majority of growth funds have technology weightings far higher than 30%. By comparison, the New America Growth Fund has about 4% of its holdings in technology.

     We no longer believe it is appropriate to exclude such a large portion of the economy from the fund's investment program. Therefore, we have gradually begun to increase the fund's holdings of technology stocks, and also plan to add selected investments in pharmaceuticals and biotechnology, which are also major growth drivers in the "new America." Our same core principles must apply to any technology stock or any other growth stock added to the portfolio -- the company should embody the "new America," should be a leader in its industry segment, and must have fundamentals that justify its stock price and valuation.

YEAR-END DISTRIBUTION
---------------------
     Your Board of Directors declared a long-term capital gain distribution of $5.40. This was paid on December 16, 1999, to shareholders of record on December
14. You should have received your check or statement reflecting it as well as Form 1099-DIV summarizing this information for 1999 tax purposes.

MARKET ENVIRONMENT
------------------
     In spite of concerns about inflation, interest rates, and the Y2K computer glitch, the U.S. economy continued to perform very well in the second half. In fact, 1999 represented the ninth consecutive year of economic growth. Consumer confidence was also strong, and although it dipped in the third quarter, it ended the year at an all-time high. In this environment, U.S. corporate profits continued to grow strongly. But markets were extremely volatile in the second half. Most of the fears discussed above manifested themselves in the third quarter as the Federal Reserve raised short-term rates and Y2K anxiety peaked. Most major indexes were down in the third quarter, with the S&P 500 falling 6.2%. However, stocks surged in the fourth quarter as growth and inflation news continued to be benign and Y2K fears abated. The New America Growth Fund outperformed the S&P 500 in the fourth quarter, rising 15.7% compared with 14.9% for the index.

     In the fourth quarter, the tech-laden Nasdaq Composite beat the S&P 500 for the eighth time in 10 quarters. Over this period, the Nasdaq gained 182% versus a 72% total return for the S&P 500. The top 20 companies in the S&P 500 account for about 34% of the market capitalization of the index but represented nearly 55% of the appreciation in 1999. Both of these trends have hurt your fund's recent returns as we invest not only in many mid-capitalization names but also in services stocks due to the fund's historical focus. A huge fourth quarter surge enabled the Russell 2000 Index of smaller companies to outperform the S&P 500 last year for the first time since 1993. This advance was led again by technology stocks.

     International markets continued to stabilize and advance. Stock markets around the world hit new highs, including those in Germany, Mexico, and Brazil. Although the Nikkei did not reach a record, the Japanese market is at its highest level since early 1997. These strong equity performances will likely add further to the global growth momentum.

PORTFOLIO REVIEW
----------------
     The New America Growth Fund's performance mirrored the narrowness in the general market during 1999. Communications services and media services were by far the largest contributors in both the second half and full year. Although they are not pure technology sectors, these industries are participating directly in the movement toward wireless technologies, broadband, and new forms of entertainment on different mediums. The top performer in the fund during the second half and full year was VOICESTREAM WIRELESS, the PCS company that was spun out of WESTERN WIRELESS earlier in the year. VoiceStream is benefiting from increasing penetration of cellular phones in the U.S. as well as rising usage, which increases the customers' monthly bill. VoiceStream's former parent was also a strong performer for the second half and full year. Whereas VoiceStream focuses on major metropolitan m arkets with its PCS service, Western Wireless focuses on rural markets with its cellular service. The next-best contributor in the second half and the full year was AT&T LIBERTY MEDIA, our largest holding. Liberty Media, only nominally a subsidiary of AT&T, is a portfolio of companies positioned to capitalize on the continuing growth of cable networks. The majority of the company's portfolio is centered around ownership interests in over a hundred cable networks, such as The Learning Channel and The Discovery Channel. In addition, the company has several investments in interactive TV and Internet infrastructure.

     Among our other top holdings, HOME DEPOT, AMFM CORPORATION, OUTDOOR SYSTEMS, and INFINITY BROADCASTING all performed well in the second half. Infinity Broadcasting recently closed its acquisition of Outdoor Systems to become one of the largest providers of out-of-home media companies with a stable of radio stations and outdoor displays. Home Depot has benefited from a robust economy and, specifically, strong housing turnover in the last several quarters. Additionally, the company has increased its focus on the professional market, which is significantly increasing the available market for the company and could serve as a buffer if the consumer market slows because of higher interest rates. Another top holding, though not a top performer in the latest period, is CATALINA MARKETING, the nation's leading supplier of in-store electronic scanner-activated consumer promotions. The company is taking its expertise in the grocery market and applying it to the pharmaceutical market.

     The worst performing industry for the second half was environmental services, and two of the worst-performing stocks were WASTE MANAGEMENT and REPUBLIC SERVICES. Waste Management was significantly more problematic, as there were accounting, management, and earnings issues. We have since eliminated the position. Unfortunately, when the industry leader takes it on the chin, it causes repercussions for the rest of the industry. Republic Services and others fell precipitously after the Waste Management news came out, and thus Republic's ability to use its stock as acquisition currency was hampered. As a result, earnings estimates had to be brought down, which put yet more pressure on the stock. We have maintained our position in Republic as the company's internal growth potential does not appear to be tarnished.

     Another trend we saw in the fund and the market in general was fear that certain companies would not be successful in the new on-line environment. OFFICE DEPOT performed poorly as its growth slowed due primarily to the lower average selling prices of computers, but also due to fears that it has not prepared adequately for an on-line environment. GALILEO INTERNATIONAL, which has met all of its earnings targets, is another example of a company that performed poorly due to a perception that it is an old-line company, though the company also experienced a slowdown in domestic bookings because of a reorganization of its sales force.

================================================================================
    SECTOR DIVERSIFICATION
    ----------------------
                            12/31/98     6/30/99    12/31/99
                            --------     -------    --------
    Financial Services         15.4%       14.5%       10.0%
    -------------------------------------------------------
    Consumer Services          31.7        27.8        24.0
    -------------------------------------------------------
    Business Services          25.7        29.0        25.1
    -------------------------------------------------------
    Health Care                 4.0         2.7         2.0
    -------------------------------------------------------
    Technology                  1.3         1.2         4.1
    -------------------------------------------------------
    Media Services             21.7        23.0        26.4
    -------------------------------------------------------
    Reserves                    0.2         1.8         8.4
    -------------------------------------------------------
    Total                     100.0%      100.0%      100.0%

================================================================================

     While we are very cognizant of the threat the Internet poses to incumbents and believe e stablished firms must prepare for attacks on their traditional markets, we do not believe that all incumbents will be losers. Although some h ave gotten off to a slow start, many have the advantage of customer relationships, internally developed earnings and cash flow, and years of expertise in their respective markets. While it may look bleak in an environment where any business model that involves the Internet seems to attract capital at virtually zero cost, we do not believe this can continue forever.

     We have amended our industry categories to place technology, health care, and media services under separate headings. This will give you a clearer picture of how the fund is invested. Changes in sector weightings in the last six months were relatively modest but important. We lowered our weighting in health care, primarily due to fears that the political environment will make the sector volatile in the near term. Given the current valuations for most technology stocks, we have taken a very gradual approach to adding new names. Many of the companies we have added are market leaders, such as DELL COMPUTER, MICROSOFT, and AMERICA ONLINE. We will continue to look for opportunities to add selected technology stocks and strongly believe that selected technology stocks will continue to lead growth in the years ahead.

     Significant other new holdings include TJX, the leader in off-price apparel with its TJ Maxx and Marshalls stores. The company has some new store concepts that look promising as well. We took advantage of some warm weather fears during the Thanksgiving holiday period to initiate our position. Two media names, COX COMMUNICATIONS and CHARTER COMMUNICATIONS, were also added. Both are cable companies that are benefiting from several new services (high speed data, digital cable, telephony) that are being offered over cable lines. Major eliminations were Waste Management, TOTAL RENAL CARE, and ACXIOM.

OUTLOOK
-------
     Given the Fed's strong desire to slow the economy, it appears likely that economic growth in 2000 will not be as robust as in 1999. That said, employment growth is still strong, interest rates -- although higher -- are still at relatively low levels, and there are no signs of significantly higher inflation. These are all generally very positive signs for the market.

          ***************************************************
                    .   .  .   A   BROADENING   OF
                    PARTICIPATION  WOULD  BE A BIG
                    POSITIVE   FOR   THE   OVERALL
                    MARKET . . .
          ***************************************************

     A bigger issue is the continued narrowness of the market. Although all major indexes were up during the second half of 1999, about 50% of all U.S. stocks (with prices greater than $5) were down. Additionally, the largest companies in the S&P 500 continued to significantly outperform the smaller ones. We still believe a broadening of participation would be a big positive for the overall market, but fear that the broadening might occur in the context of a market correction. To put this in perspective, over the last year, companies with price/earnings ratios greater than 37 gained more than 35%, whereas stocks that had P/E ratios from 15 to 25 rose less than 5% overall. The disparity between the top-tier companies and second- and third-tier companies is as wide as it has been in recent memor y. Certainly market leaders deserve to trade at a premium, but we question the degree of that premium at current valuations.

     Against this backdrop, we remain excited about the fund's holdings. We believe that New America Growth Fund is well positioned with a mix of attractively valued companies as well as some market leaders that trade at high valuations. While we certainly wouldn't be immune to a market decline, the fund is not positioned as aggressively as many other growth funds. We always look to opportunistically increase the quality and growth rate of fund holdings, and would certainly attempt to do so in any market decline in which the valuation gap between certain companies narrowed. We still expect most of the companies in the fund to grow faster than the typical S&P 500 stock, even though they trade at lower multiples.

Respectfully submitted,

/s/

John H. Laporte
President

/s/

Marc L. Baylin
Executive Vice President
January 27, 2000

********************************************************************************
               EFFECTIVE  MARCH  31,  2000,  MARC L.  BAYLIN
               ASSUMES    DAY-TO-DAY    RESPONSIBILITY   FOR
               MANAGEMENT OF THE NEW AMERICA  GROWTH FUND AS
               CHAIRMAN  OF THE FUND'S  INVESTMENT  ADVISORY
               COMMITTEE. MR. BAYLIN JOINED T. ROWE PRICE IN
               1993 AS AN INVESTMENT  ANALYST AND HAS BEEN A
               MEMBER OF THE FUND'S  ADVISORY  COMMITTEE FOR
               SEVERAL  YEARS.  IN HIS NEW ROLE,  MR. BAYLIN
               SUCCEEDS  JOHN H.  LAPORTE,  A DIRECTOR OF T.
               ROWE PRICE ASSOCIATES,  WHO REMAINS PRESIDENT
               OF THE  FUND  AND A  MEMBER  OF ITS  ADVISORY
               COMMITTEE.

               This  supplements the New America Growth Fund
               prospectus dated May 1, 1999.
********************************************************************************

T. ROWE PRICE NEW AMERICA GROWTH FUND
-------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
  TWENTY-FIVE LARGEST HOLDINGS
                                               Percent of
                                               Net Assets
                                                 12/31/99
----------------------------------------------------------
  AT&TLiberty Media                                   4.1%
----------------------------------------------------------
  AMFM                                                3.8
----------------------------------------------------------
  Infinity Broadcasting                               3.5
----------------------------------------------------------
  Home Depot                                          3.2
----------------------------------------------------------
  VoiceStream Wireless                                3.1
----------------------------------------------------------
  Western Wireless                                    2.7
----------------------------------------------------------
  Circuit City Stores                                 2.6
----------------------------------------------------------
  Catalina Marketing                                  2.6
----------------------------------------------------------
  MCIWorldCom                                         2.3
----------------------------------------------------------
  Affiliated Computer Services                        2.2
----------------------------------------------------------
  Ceridian                                            2.1
----------------------------------------------------------
  First Data                                          2.1
----------------------------------------------------------
  Morgan Stanley Dean Witter                          2.1
----------------------------------------------------------
  Costco Wholesale                                    2.0
----------------------------------------------------------
  NOVA                                                1.9
----------------------------------------------------------
  Freddie Mac                                         1.8
----------------------------------------------------------
  Comcast                                             1.7
----------------------------------------------------------
  Waddell & Reed Financial                            1.6
----------------------------------------------------------
  U.S. Foodservice                                    1.6
----------------------------------------------------------
  Outback Steakhouse                                  1.6
----------------------------------------------------------
  Premier Parks                                       1.6
----------------------------------------------------------
  Apollo Group                                        1.6
----------------------------------------------------------
  Family Dollar Stores                                1.4
----------------------------------------------------------
  Fox Entertainment Group                             1.4
----------------------------------------------------------
  Cox Communications                                  1.4
----------------------------------------------------------
  Total                                              56.0%

  Note: Table excludes reserves.

================================================================================

T. ROWE PRICE NEW AMERICA GROWTH FUND
-------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE
--------------------------------------------------------
6 Months Ended 12/31/99

TEN BEST CONTRIBUTORS
---------------------
VoiceStream Wireless            205(cent)
-------------------------------------------
Western Wireless                100
-------------------------------------------
AT&T Liberty Media               79
-------------------------------------------
Home Depot                       64
-------------------------------------------
AMFM                             57
-------------------------------------------
Outdoor Systems ***              49
-------------------------------------------
Morgan Stanley Dean Witter       28
-------------------------------------------
Catalina Marketing               27
-------------------------------------------
Cox Communications *             23
-------------------------------------------
Cendant                          22
-------------------------------------------
Total                           654(cent)

TEN WORST CONTRIBUTORS
----------------------
Waste Management **             -93(cent)
-------------------------------------------
Office Depot                     59
-------------------------------------------
Galileo International            52
-------------------------------------------
Sylvan Learning Systems          41
-------------------------------------------
Associates First Capital         38
-------------------------------------------
Republic Services                37
-------------------------------------------
Outback Steakhouse               34
-------------------------------------------
Kroger                           30
-------------------------------------------
Total Renal Care Holdings **     29
-------------------------------------------
SunGard Data Systems             26
-------------------------------------------
Total                          -439(cent)

12 Months Ended 12/31/99

TEN BEST CONTRIBUTORS
---------------------

VoiceStream Wireless            226(cent)
-----------------------------------------
Western Wireless                168
-----------------------------------------
AT&TLiberty Media               144
-----------------------------------------
AMFM                             75
-----------------------------------------
Outdoor Systems ***              74
-----------------------------------------
Home Depot                       70
-----------------------------------------
Circuit City Stores              69
-----------------------------------------
Morgan Stanley Dean Witter       58
-----------------------------------------
AirTouch Communications **       57
-----------------------------------------
Comcast                          54
-----------------------------------------
Total                           995(cent)

TEN WORST CONTRIBUTORS
----------------------

Waste Management **             -76(cent)
-----------------------------------------
Office Depot                     74
-----------------------------------------
Total Renal Care Holdings **     68
-----------------------------------------
Sylvan Learning Systems          49
-----------------------------------------
Acxiom **                        43
-----------------------------------------
Apollo Group                     38
-----------------------------------------
SunGard Data Systems             38
-----------------------------------------
Freddie Mac                      34
-----------------------------------------
Associates First Capital         33
-----------------------------------------
Galileo International            30
-----------------------------------------
Total                          -483(cent)


     *      Position added
    **      Position eliminated
   ***      Acquired by another company

================================================================================

T. ROWE PRICE NEW AMERICA GROWTH FUND
-------------------------------------
PERFORMANCE COMPARISON
----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

*********************************************************************
               SEC  Chart  for  New America  Growth Fund
               showing:   New   America    Growth   Fund
               $47,336; S&P 500 Index $53,278 and Lipper
               Growth Funds Average $48,078
*********************************************************************

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/99                1 Year     3 Years     5 Years    10 Years
----------------------                ------     -------     -------    --------
New America Growth Fund                12.76%     17.20%      22.76%      16.82%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. ROWE PRICE NEW AMERICA GROWTH FUND
-------------------------------------
                                  For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
--------------------
                                  Year
                                 Ended
                              12/31/99   12/31/98  12/31/97  12/31/96  12/31/95
                              --------   --------  --------  --------  --------
NET ASSET VALUE
Beginning of period          $  47.79   $  44.19  $  38.37  $  34.91  $ 25.42
-------------------------------------------------------------------------------
Investment activities
 Net investment income (loss)   (0.20)     (0.21)    (0.13)    (0.13)   (0.12)
 Net realized and
 unrealized gain (loss)          5.87       7.65      8.15      7.08    11.36
-------------------------------------------------------------------------------
 Total from
 investment activities           5.67       7.44      8.02      6.95    11.24
-------------------------------------------------------------------------------
Distributions
 Net realized gain              (5.40)     (3.84)    (2.20)    (3.49)   (1.75)
-------------------------------------------------------------------------------
NET ASSET VALUE
End of period                $  48.06   $  47.79  $  44.19  $  38.37  $ 34.91

Ratios/Supplemental=Data=======================================================
Total return*                   12.76%     17.89%    21.10%    20.01%   44.31%
-------------------------------------------------------------------------------
Ratio of total expenses to
average net assets               0.94%      0.95%     0.96%     1.01%    1.07%
-------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                      (0.43)%    (0.49)%   (0.34)%   (0.39)%  (0.46)%
-------------------------------------------------------------------------------
Portfolio turnover rate         39.7%      45.6%     43.2%     36.7%    56.2%
-------------------------------------------------------------------------------
Net assets, end of period
(in millions)                $   2,064  $   2,064 $   1,758 $  1,440  $  1,028
-------------------------------------------------------------------------------

     * Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE NEW AMERICA GROWTH FUND
-------------------------------------                         December 31, 1999
STATEMENT OF NET ASSETS
-----------------------
                                                Shares          Value
                                                    In thousands
COMMON STOCKS 91.5%
FINANCIAL==10.0%=========================================================
Bank and Trust  1.4%
FirStar                                          600,000   $      12,675
-------------------------------------------------------------------------
Wells Fargo                                      400,000          16,175
-------------------------------------------------------------------------
                                                                  28,850
-------------------------------------------------------------------------
Investment Services  4.9%
Franklin Resources                               467,900          15,002
-------------------------------------------------------------------------
Goldman Sachs Group                              100,000           9,419
-------------------------------------------------------------------------
Morgan Stanley Dean Witter                       300,000          42,825
-------------------------------------------------------------------------
Waddell & Reed Financial (Class A)               325,000           8,816
-------------------------------------------------------------------------
Waddell & Reed Financial (Class B)             1,000,000          25,125
-------------------------------------------------------------------------
                                                                 101,187
-------------------------------------------------------------------------
Other Financial Services  3.7%
Associates First Capital (Class A)               714,900          19,615
-------------------------------------------------------------------------
Fannie Mae                                       300,000          18,731
-------------------------------------------------------------------------
Freddie Mac                                      800,000          37,650
-------------------------------------------------------------------------
                                                                  75,996
-------------------------------------------------------------------------
Total Financial                                                  206,033
-------------------------------------------------------------------------

CONSUMER=SERVICES==24.0%=================================================
Retailing/General Merchandisers  6.4%
Costco Wholesale *                               450,000          41,048
-------------------------------------------------------------------------
Family Dollar Stores                           1,800,000          29,363
-------------------------------------------------------------------------
Kroger *                                         750,000          14,156
-------------------------------------------------------------------------
Safeway *                                        700,000          24,894
-------------------------------------------------------------------------
TJX                                            1,100,000          22,481
-------------------------------------------------------------------------
                                                                 131,942
-------------------------------------------------------------------------
Entertainment and Leisure  3.6%
Extended Stay America *                        2,000,000          15,250
-------------------------------------------------------------------------
Premier Parks *                                1,125,000          32,484
-------------------------------------------------------------------------
SFX Entertainment (Class A) *                    750,000          27,141
-------------------------------------------------------------------------
                                                                  74,875
-------------------------------------------------------------------------
Personal Services  4.4%
Apollo Group (Class A) *                       1,607,100   $      32,192
-------------------------------------------------------------------------
Avis Rent A Car *                              1,000,000          25,562
-------------------------------------------------------------------------
Cendant *                                        600,000          15,938
-------------------------------------------------------------------------
Sylvan Learning Systems *                      1,250,000          16,406
-------------------------------------------------------------------------
                                                                  90,098
-------------------------------------------------------------------------
Restaurants  1.6%
Outback Steakhouse *                           1,250,000          32,500
-------------------------------------------------------------------------
                                                                  32,500
-------------------------------------------------------------------------
Retailing/Specialty Merchandisers  8.0%
Circuit City Stores                            1,200,000          54,075
-------------------------------------------------------------------------
CVS                                              550,000          21,966
-------------------------------------------------------------------------
Home Depot                                       975,000          66,848
-------------------------------------------------------------------------
Office Depot *                                 2,112,500          23,106
-------------------------------------------------------------------------
                                                                 165,995
-------------------------------------------------------------------------
Total Consumer Services                                          495,410
-------------------------------------------------------------------------

BUSINESS=SERVICES==24.6%=================================================
Distribution Services  1.6%
U.S. Foodservice *                             2,000,000          33,500
-------------------------------------------------------------------------
                                                                  33,500
-------------------------------------------------------------------------
Computer Services  13.6%
Affiliated Computer Services (Class A) *       1,000,000          46,000
-------------------------------------------------------------------------
BISYS Group *                                    350,000          22,816
-------------------------------------------------------------------------
Ceridian *                                     2,013,000          43,405
-------------------------------------------------------------------------
Concord EFS *                                    417,100          10,727
-------------------------------------------------------------------------
First Data                                       875,000          43,149
-------------------------------------------------------------------------
Galileo International                            900,000          26,944
-------------------------------------------------------------------------
NOVA *                                         1,250,000          39,453
-------------------------------------------------------------------------
Paychex                                          562,500          22,482
-------------------------------------------------------------------------
SunGard Data Systems *                         1,098,400          26,087
-------------------------------------------------------------------------
                                                                 281,063
-------------------------------------------------------------------------
Energy Services  1.9%
Schlumberger                                     400,000          22,500
-------------------------------------------------------------------------
Smith International *                            300,000          14,906
-------------------------------------------------------------------------
Transocean Sedco Forex                            77,440           2,609
-------------------------------------------------------------------------
                                                                  40,015
-------------------------------------------------------------------------
Marketing Services  4.2%
ADVO *                                           775,000   $      18,406
-------------------------------------------------------------------------
Catalina Marketing *                             460,000          53,245
-------------------------------------------------------------------------
IMS Health                                       525,000          14,273
-------------------------------------------------------------------------
                                                                  85,924
-------------------------------------------------------------------------
Other Business Services  3.3%
Modis Professional Services *                  1,500,000          21,375
-------------------------------------------------------------------------
Republic Services (Class A) *                  1,600,000          23,000
-------------------------------------------------------------------------
Viad                                             850,000          23,694
-------------------------------------------------------------------------
                                                                  68,069
-------------------------------------------------------------------------
Total Business Services                                          508,571
-------------------------------------------------------------------------

HEALTH=CARE==1.9%========================================================
Health Care Services  1.6%
Omnicare                                       1,750,000          21,000
-------------------------------------------------------------------------
Wellpoint Health Networks *                      200,000          13,188
-------------------------------------------------------------------------
                                                                  34,188
-------------------------------------------------------------------------
Pharmaceuticals  0.3%
Warner-Lambert                                    75,000           6,171
-------------------------------------------------------------------------
                                                                   6,171
-------------------------------------------------------------------------
Total Health Care                                                 40,359
-------------------------------------------------------------------------

MEDIA=SERVICES==26.4%====================================================
Broadcasting  16.9%
AMFM *                                         1,000,000          78,250
-------------------------------------------------------------------------
AT&T Liberty Media Group *                     1,500,000          85,125
-------------------------------------------------------------------------
Charter Communications (Class A) *             1,000,000          21,875
-------------------------------------------------------------------------
Comcast (Class A Special)                        680,000          34,361
-------------------------------------------------------------------------
Cox Communications (Class A) *                   550,000          28,325
-------------------------------------------------------------------------
Fox Entertainment Group (Class A) *            1,150,000          28,678
-------------------------------------------------------------------------
Infinity Broadcasting (Class A) *              2,000,000          72,375
-------------------------------------------------------------------------
                                                                 348,989
-------------------------------------------------------------------------
Telecommunication Services  9.5%
MCI WorldCom *                                   900,000          47,728
-------------------------------------------------------------------------
Vodafone Airtouch ADR                            550,000          27,225
-------------------------------------------------------------------------
VoiceStream Wireless *                           450,000   $      63,942
-------------------------------------------------------------------------
Western Wireless *                               850,000          56,685
-------------------------------------------------------------------------
                                                                 195,580
-------------------------------------------------------------------------
Total Media Services                                             544,569
-------------------------------------------------------------------------

TECHNOLOGY=SERVICES==4.1%================================================
Software & Service  2.4%
Computer Associates                              100,000           6,994
-------------------------------------------------------------------------
Metamor Worldwide *                              500,000          14,594
-------------------------------------------------------------------------
Microsoft *                                       75,000           8,754
-------------------------------------------------------------------------
Unisys *                                         600,000          19,162
-------------------------------------------------------------------------
                                                                  49,504
-------------------------------------------------------------------------
E-Commerce  0.8%
America Online *                                  45,000           3,395
-------------------------------------------------------------------------
CMGI *                                            15,000           4,153
-------------------------------------------------------------------------
e-Bay *                                           15,000           1,878
-------------------------------------------------------------------------
Yahoo! *                                          15,000           6,491
-------------------------------------------------------------------------
                                                                  15,917
-------------------------------------------------------------------------
Computer  0.4%
Dell Computer *                                  150,000           7,645
-------------------------------------------------------------------------
                                                                   7,645
-------------------------------------------------------------------------
Communication Equipment  0.5%
3Com *                                           250,000          11,742
-------------------------------------------------------------------------
                                                                  11,742
-------------------------------------------------------------------------
Total Technology Services                                         84,808
-------------------------------------------------------------------------
Total Miscellaneous Common Stocks  0.5%                            9,659
-------------------------------------------------------------------------
Total Common Stocks (Cost  $1,142,441)                         1,889,409
=========================================================================

SHORT-TERM=INVESTMENTS==8.7%=============================================
Money Market Funds  8.7%
Reserve Investment Fund, 6.16% #             179,035,356         179,035
-------------------------------------------------------------------------
Total Short-Term Investments (Cost  $179,035)                    179,035

=Total=Investments=in=Securities=========================================
 100.2% of Net Assets (Cost $1,321,476)                    $   2,068,444

 Other Assets Less Liabilities                                    (4,934)
 NET ASSETS                                                $   2,063,510

 Net Assets Consist of:
 Accumulated net realized gain/loss -
   net of distributions                                    $     125,259
 Net unrealized gain (loss)                                      746,967
 Paid-in-capital applicable to 42,936,685
   shares of no par value capital stock
   outstanding; unlimited shares authorized                    1,191,284

 NET ASSETS                                                $   2,063,510
 NET ASSET VALUE PER SHARE                                 $       48.06

     #  Seven-day yield
     *  Non-income producing
   ADR  American Depository Receipt

  The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE NEW AMERICA GROWTH FUND
-------------------------------------
STATEMENT OF OPERATIONS
-----------------------                                 In thousands
                                                                Year
                                                               Ended
                                                            12/31/99
                                                            --------
  Investment Income (Loss)
  Income
    Dividend                                            $       6,511
    Interest                                                    3,823
----------------------------------------------------------------------
    Total income                                               10,334
----------------------------------------------------------------------
  Expenses
    Investment management                                      13,511
    Shareholder servicing                                       5,007
    Prospectus and shareholder reports                            257
    Custody and accounting                                        164
    Registration                                                   72
    Legal and audit                                                15
    Trustees                                                       10
    Miscellaneous                                                  13

----------------------------------------------------------------------
    Total expenses                                             19,049
    Expenses paid indirectly                                      (23)
----------------------------------------------------------------------
    Net expenses                                               19,026
----------------------------------------------------------------------
  Net investment income (loss)                                 (8,692)
----------------------------------------------------------------------
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on securities                      306,896
  Change in net unrealized gain or loss on securities         (58,606)
----------------------------------------------------------------------
  Net realized and unrealized gain (loss)                     248,290
----------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                $     239,598

The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE NEW AMERICA GROWTH FUND
-------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
                                                                    In thousands
                                                           Year
                                                          Ended
                                                       12/31/99       12/31/98
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                       $   (8,692)    $   (9,205)
  Net realized gain (loss)                              306,896        146,088
  Change in net unrealized gain or loss                 (58,606)       169,824
-------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations     239,598        306,707
-------------------------------------------------------------------------------
Distributions to shareholders
  Net realized gain                                    (210,030)      (153,725)
-------------------------------------------------------------------------------
Capital share transactions *
  Shares sold                                           343,462        553,381
  Distributions reinvested                              204,229        149,481
  Shares redeemed                                      (578,197)      (549,281)
-------------------------------------------------------------------------------
  Increase (decrease) in net assets from capital
  share transactions                                    (30,506)       153,581
-------------------------------------------------------------------------------

Net Assets
Increase (decrease) during period                          (938)       306,563
Beginning of period                                   2,064,448      1,757,885
-------------------------------------------------------------------------------
End of period                                        $2,063,510     $2,064,448
===============================================================================

*Share information
  Shares sold                                             7,061         11,747
  Distributions reinvested                                4,585          3,508
  Shares redeemed                                       (11,908)       (11,832)
-------------------------------------------------------------------------------
  Increase (decrease) in shares outstanding                (262)         3,423

The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE NEW AMERICA GROWTH FUND
-------------------------------------                         December 31, 1999
NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price New America Growth Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1985.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $777,241,000 and $1,196,458,000, respectively, for the year ended December 31, 1999.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

********************************************************************************

      Undistributed net investment income                $   8,692,000
      Undistributed net realized gain                       (8,692,000)

********************************************************************************

     At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,321,476,000. Net unrealized gain aggregated $746,968,000 at period-end, of which $835,488,000 related to appreciate d investments and $88,520,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
-----------------------------------

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $1,126,000 was payable at December 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $4,337,000 for the year ended December 31, 1999, of which $470,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1999, totaled $3,822,000 and are reflected as interest income in the accompanying State ment of Operations.

================================================================================
T. ROWE PRICE NEW AMERICA GROWTH FUND
-------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
T. ROWE PRICE NEW AMERICA GROWTH FUND

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price New America Growth Fund (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 20, 2000

================================================================================

T. ROWE PRICE NEW AMERICA GROWTH FUND
-------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/99
-----------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The  fund's  distributions  to  shareholders   included  $210,030,000  from
long-term capital gains, subject to the 20% rate gains category.

     For corporate shareholders, $4,914,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

================================================================================
T. ROWE PRICE SHAREHOLDER SERVICES
----------------------------------
     INVESTMENT SERVICES AND INFORMATION
     -----------------------------------

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

          IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

     AUTOMATED 24-HOUR SERVICES

          TELE*ACCESS (Registration Mark) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

          INTERNET. T. ROWE PRICE WEB SITE: WWW.TROWEPRICE.COM All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and brokerage accounts (with preauthorized access).

     ACCOUNT SERVICES

          CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

          AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

          AUTOMATIC WITHDRAWAL If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

          DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.


     BROKERAGE SERVICES*

          INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

          TO OPEN AN ACCOUNT Call a shareholder service representative for more information.

     INVESTMENT INFORMATION

          COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

          SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

          T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

          PERFORMANCE   UPDATE  This  quarterly  report  reviews  recent  market
          developments and provides comprehensive performance information for every T. Rowe Price fund.

          INSIGHTS These are reports on mutual fund tax issues, investment strategies, investment fundamentals, and financial markets.

          DETAILED INVESTMENT GUIDES Our Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.

          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

          ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

================================================================================
T. Rowe Price Mutual Funds
--------------------------
STOCK FUNDS
-----------
DOMESTIC
--------
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media &  Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Stock
European Stock
Global  Stock
International  Discovery
International  Growth  &  Income
International  Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
----------
DOMESTIC TAXABLE
----------------
Corporate  Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury  Intermediate
U.S.  Treasury  Long-Term

DOMESTIC TAX-FREE
-----------------
California  Tax-Free Bond
Florida  Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free Bond
New Jersey  Tax-Free Bond
New  York  Tax-Free  Bond
Summit   Municipal   Income
Summit   Municipal Intermediate
Tax-Free High Yield
Tax-Free  Income
Tax-Free  Intermediate  Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS
------------------
TAXABLE
-------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
--------
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
-------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
---------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors.

     Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by SECURITY BENEFIT LIFE INSURANCE COMPANY. In New York, it [#FSB201(11-96)] is issued by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

================================================================================

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------
        ADVISORY SERVICES,RETIREMENT RESOURCES
        --------------------------------------

            T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at WWW.TROWEPRICE.COM.

        ADVISORY SERVICES
        -----------------

            T. ROWE PRICE RETIREMENT INCOME MANAGER [SM] helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

            T. ROWE PRICE ROLLOVER INVESTMENT SERVICE offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.


        RETIREMENT RESOURCES AT T. ROWE PRICE
        -------------------------------------
          Traditional, Roth, and Rollover IRAs
          SEP-IRA and SIMPLE IRA
          Profit Sharing
          Money Purchase Pension
          "Paired" Plans (Money Purchase
              Pension and Profit Sharing Plans)
          401(k) and 403(b)
          457 Deferred Compensation

        PLANNING AND INFORMATIONAL GUIDES
        ---------------------------------
          Minimum Required Distributions Guide
          Retirement Planning Kit
          Retirees Financial Guide
          Tax Considerations for Investors

        INSIGHTS REPORTS
        ----------------
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          The Roth IRA: A Review

        SOFTWARE PACKAGES
        -----------------

          T. Rowe Price Retirement Planning
            AnalyzerTM CD-ROM or diskette $19.95.
            To order, please call
            1-800-541-5760. Also available
            on the Internet for $9.95.

          T. Rowe Price Variable Annuity AnalyzerTM
            CD-ROM or diskette, free. To order,
            please call 1-800-469-5304.

        T. ROWE PRICE IMMEDIATE VARIABLE ANNUITY (INCOME ACCOUNT)

        INVESTMENT KITS
        ---------------
            We will be happy to send you one of our easy-to-follow investment kits when you are ready to invest in any T. Rowe Price retirement vehicle, including IRAs, qualified plans, small-business plans, or our no-load variable annuities.

================================================================================
T. ROWE PRICE INSIGHTS REPORTS
------------------------------

     THE FUNDAMENTALS OF INVESTING
     -----------------------------

          Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.

          INSIGHTS REPORTS
          ----------------
          GENERAL INFORMATION

          The ABCs of Giving
          Back to Basics: The ABCs of Investing
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          Getting Started: Investing With Mutual Funds
          The Roth IRA: A Review
          Tax Information for Mutual Fund Investors

          INVESTMENT STRATEGIES
          ---------------------

          Conservative Stock Investing
          Dollar Cost Averaging
          Equity Index Investing
          Growth Stock Investing
          Investing for Higher Yield
          Managing Risk Through Diversification
          The Power of Compounding
          Value Investing

          TYPES OF SECURITIES
          -------------------

          The Basics of International  Stock Investing
          The Basics of Tax-Free  Investing
          The Fundamentals of Fixed Income Investing
          Global Bond Investing
          Investing in Common  Stocks
          Investing in Emerging  Growth  Stocks
          Investing in Financial Services  Stocks
          Investing in Health Care  Stocks
          Investing in High-Yield Municipal   Bonds
          Investing in Money Market Securities
          Investing in Mortgage-Backed Securities
          Investing in Natural Resource Stocks
          Investing in Science and Technology Stocks
          Investing in Small-Company  Stocks
          Understanding Derivatives
          Understanding High-Yield "Junk" Bonds

          BROKERAGE INSIGHTS
          ------------------

          Combining Individual Securities With Mutual Funds
          Getting Started: An Introduction to Individual Securities What You Should Know About Bonds
          What You Should Know About Margin and Short-Selling
          What You Should Know About Options
          What You Should Know About Stocks

          T. Rowe Price Insights are also available for reading or downloading on the Internet at WWW.TROWEPRICE.COM.


================================================================================

T. ROWE PRICE BROKERAGE
-----------------------

     BROKERAGE SERVICES
     ------------------

          T. ROWE PRICE BROKERAGE IS A DIVISION OF T. ROWE PRICE INVESTMENT SERVICES, INC., MEMBER NASD/SIPC.

          T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer significant commission savings over full-service brokerages on a wide range of individual securities and other investments.*

               INTERNET AND AUTOMATED SERVICES You can enter trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. We offer a flat-rate commission of $24.95 on stock trades placed through our Internet-Trader service.**

               RESEARCH SERVICES To help you make informed investment decisions, we offer access to several sources of data. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intra-day and 12-month interactive charting, and analysts' ratings and earnings estimates. Using our Research On Call service, you can request reports from Standard & Poor's, Vicker's, Lipper, and other well-known research providers to be delivered by fax or by mail.

               DIVIDEND REINVESTMENT SERVICE This service helps keep more of your money working for you. Cash dividends (of $10 or greater) from your eligible securities will be invested automatically in additional shares of the same company, free of charge. Most stocks listed on national securities exchanges or Nasdaq are eligible for this service.

               * Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
               ** $24.95 per trade for up to 1,000 shares plus an additional $.02 for each share over 1,000 shares. Visit our Web site for a complete commission schedule or call for rates on representative-assisted and other non-Internet trades.

================================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears on
your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site

BALTIMORE AREA
DOWNTOWN
101 East Lombard Street
OWINGS MILLS
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

TAMPA
4200 West Cypress Street
10th  Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.        F60-050  12/31/99